SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS U.S. Multi-Factor Fund
Upon the recommendation of the fund’s investment advisor, DWS Investment Management Americas, Inc. (the “Advisor”), the Board of Trustees of Deutsche DWS Institutional Funds, on behalf of the fund, has authorized the fund’s termination and liquidation, which will be effective on or about December 17, 2019 (the “Liquidation Date”). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The liquidation will be effected according to a Plan of Liquidation and Termination. The costs of the liquidation, including the notification to shareholders, will be borne by the Advisor (excluding brokerage commission costs, which will be borne by the fund). As the Liquidation Date approaches, the fund’s assets will be converted to futures, cash or cash equivalents and the fund will not be pursuing its investment objective. The liquidation may be a taxable event for shareholders.
The fund was closed to new investors effective the close of business on December 9, 2019. After that date, existing shareholders may continue to invest in the fund and retirement plans that currently offer the fund as an investment option may continue to offer the fund to their participants until the Liquidation Date.
Shareholders may exchange their shares for shares of the same class of another DWS fund or redeem their shares prior to the Liquidation Date. Shareholders whose shares are redeemed by the fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date. The exchange or redemption of shares, on or before the Liquidation Date, generally will be a taxable event for shareholders, with the exception of those participating in individual retirement accounts, qualified defined contribution and defined benefit plans, or other qualified investment vehicles.
Please Retain This Supplement for Future Reference
December 12, 2019
PROSTKR-137